                                          Oppenheimer Municipal Bond Fund
                                     Supplement dated January 10, 2002 to the
                                        Prospectus dated November 28, 2001

The Prospectus is changed as follows:

1.       The footnote under the table, "Annual Fund Operating Expenses" on page 6 of the prospectus is deleted and replaced with the following:

         The Fund's transfer agent has voluntarily agreed to limit transfer and shareholder servicing agency fees to 0.35% per annum, effective October 1, 2001.  That undertaking may be amended or withdrawn at any time.

January 10, 2002                                                       PS0310.017